                                                                   Exhibit 10.30


Certain portions of this Exhibit have been omitted pursuant to a request for "Confidential Treatment" under Rule 24b-2 of the Securities and Exchange Commission. Such portions have been redacted and bracketed in the request and appear as [ ] in the text of this Exhibit. The omitted confidential information has been filed with the Securities and Exchange Commission.


                       AGREEMENT FOR PURCHASE OF EQUIPMENT
                            Number: 20010903MPS-CVIC
                                 September 2001

CHAPTER I - GENERAL PRINCIPLES

1.1 This contract is made between the Beijing Bu Lu Dun High Tech Company Limited, on behalf of the China Motor Vehicle Safety Inspection Center (hereinafter referred as Party A) and the American Pacific Aviation Technology Company (hereinafter referred as Party B), based on the principle of mutual benefit and through friendly negotiations, to purchase from Party B by Party A the equipment for the production of the contactless smartcards.

1.2 It is agreed that Party B shall provide a full set, brand new, and state-of-art production line and the complete production technology, technical information and software for the production of contactless smartcards, which shall ensure that the strength and durability of the mechanically tested cards produced by Party A meet the standards of ISO/IEC7810, ISO/IEC10536, and ISO/IEC14443.

1.3 According to the laws and rules and regulations of the People's Republic of China and based on the principle of mutual benefits, the provisions of this agreement shall become effective and shall be executed at the same time with the "Agreement of Technical Services and Licensing".

CHAPTER II - PARTIES

2.1   Party A: The Beijing Bu Lu Dun High Tech Company Limited
      Legal Address: 9, Zhi Xin Road, Haiding District, Beijing, China
      Telephone: (86) 10-62395516
      Fax: (86) 10-62394207
      Zip Code: 100083

2.2.  Party B: American Pacific Aviation & Technology Corp.
      Legal Address:       Sansome Street, 19th Street
                           San Francisco, CA 94104, USA
      Telephone:           (415) 951-1078
      Fax:                 (415) 951-1046
      Zip Code:                  550017

CHAPTER III - NAME, SPECIFICATIONS, QUANTITY, PRICE AND DELIVERY
OF EQUIPMENT

3.1 Party B shall provide Party A with a complete brand new and state-of-art production line and accessories (see Appendix I) for the production of contactless smart cards. Said production line shall be able to produce 2500 pieces of smart cards per hour. The total cost of the equipment shall
      be US$[                                              ] US Dollars), based
      on the CIF Beijing Airport cost, which shall include the equipment, moulds, technical service, patent and licensing, and accessories.

3.2 Before packaging said production line for shipment, Party A shall send four technical staff to come to the United States to conduct preliminary inspection of the equipment. See Appendix V, "Equipment Acceptance Details" for preliminary inspection standards. Party B shall pay for the expense of the two-way air tickets, and provide lodging and transportation in the United States for the visiting staff of Party A. Staff of Party A will stay in the United States for two weeks.

3.3 Delivery Date of the Equipment: By air, to be delivered within four months after the remittance of the first payment.

CHAPTER IV - PAYMENT

4.1 Within 20 working days upon the effect of this agreement, Party A shall issue a Letter of Credit at [ ] of the total amount to Party B, that is,
      US$[                                                 ] US Dollars).

4.2 Upon approval of preliminary inspection made by Party A in the United States and after Party B ship the equipment, Party B shall, based on the shipment documents and preliminary inspection report, negotiate with Party A for the portion of the amount of the Letter of Credit specified in 4.1, that is, [ ] of the total price of the equipment, in the amount of
      US$[                                                      ] US Dollars).

4.3 Upon completion of installation and test run, Party A shall negotiate the balance of the Letter of Credit specified in 4.1, that is, [  ] of the total cost
      of the equipment, in the amount of US$[                                ]
      US Dollars).

CHAPTER V - SPECIFICATIONS AND TECHNICAL CONDITIONS
OF THE EQUIPMENT

5.1 The production line supplied by Party B must be brand new, complete and shall correspond to the specifications of Appendix I - "Equipment Functions and Technical Specifications".

5.2 The performance and quality of the equipment shall meet the following requirements:


      5.2.1 The operation capacity of the equipment shall meet the specifications of the manual of the equipment

      5.2.2       The production capacity of the equipment: 2500 pieces/hour

      5.2.3 Product Specification: 4 coil antenna, ISO7810 standard ID1_1 size (thickness excluded)

      5.2.4 Product Quality: the strength and durability of the cards, when mechanically and electronically tested, shall meet the ISO/IEC7810, ISO/IEC10536, ISO/IEC14443 standards and product standards specified by Party A in Appendix V, "Equipment Acceptance Details"

      5.2.5 Product Acceptance Rate: Single set equipment, one time acceptance rate >= 98%, total acceptance rate >= 97%

5.3   Party B shall deliver the following supplements along with the equipment:

      5.3.1 Special operation tools, maintenance and repair tools and testing tools (See Appendix IV)

      5.3.2 Wearing parts of equipment (enough for one year normal consumption) (See Appendix II)

      5.3.3 Approved raw materials needed for the 54-hour production test run (See Appendix 6) The fake chips used for 48 hours and real chips be used for 6 hours during the test run period shall be purchased by Party B in China.

5.4 Party B shall deliver the following technical documents when packaging and shipping the equipment:

      5.4.1 The quality approval certificate and the manual of the equipment

      5.4.2       The packaging list of the equipment

      5.4.3       Manuals of installation, testing, operation and maintenance

      5.4.4 The quality assurance certificate and documentation, as specified in Chapter VII

      5.4.5       Drawings of wearing parts and the list of accessories.

5.5 Upon effect of the contract, Party B shall, within 10 working days, mail a technical layout drawing and power supply information to Party A for technical design purpose.

5.6 Party B shall, two months before the installation and test running of the equipment, mail the following documents to Party A or have staff work at Party A's place to provide instructions:

      5.6.1       The installation diagram and the foundation diagram

      5.6.2 The power parameters (including power, compressed air, water and stream) of the equipment, and the technical information of power supply and special shop requirements

5.7 The power utilization standards shall correspond to those of the People's Republic of China, that is, 380(+ or -)10 volts for the transformer, and 50(+ or -)5% hertz for the frequency.

CHAPTER VI - INSTALLATION, TROUBLE-SHOOTING, TEST RUNNING
AND RECEIPT AND ACCEPTANCE

6.1 Party B shall be responsible for installing and trouble-shooting the equipment, and training the staff of Party A, ensuring that the installation and trouble shooting of the equipment be completed within two weeks after the arrival of the equipment in the shop. Party A shall provide the necessary technical staff, workers and other necessities to accommodate the project.

6.2 Methods and Procedures of Final Acceptance of the Equipment (See Appendix V - Equipment Acceptance Details)

6.3 The test run period shall be seven working days, at eight hours per day. The purpose of the test run is to inspect the production equipment, and to examine whether the products produced meet the requirements specified in Provision 5.2.

      After approval of test results by Parties A and B, the receipt and acceptance certificate shall be signed.

6.4 During the test run period, if the acceptance rate of the product falls under the level of 97%, a second testing shall be made to test the equipment for another seven working days, the cost of the materials for test run shall be assumed by Party B. If the acceptance rate is still under 97%, a maximum of another seven working days can be extended. If it still fails to meet the demand, Party A shall have the right to request replacement and compensation.

6.5 Large volume of production shall not begin until receipt and acceptance is completed.

6.6 Party B shall assume the cost of its staff during their period of working in the factory. Party A shall provide food by the factory and transportation within the city.

CHAPTER VII - QUALITY INSPECTION

7.1 Party B shall guarantee that the equipment is made by top craftsmanship and of top materials. The quality, specification and performance of the equipment shall meet the requirements specified in this contract.

7.2 Before delivery, Party B shall conduct a thorough and full inspection of the quality, specification and performance, as well as the quantity/weight of the equipment, and shall provide a certificate of inspection, along with the details and results of the inspection confirming that the quality and quantity of the equipment meets the requirements of this contract. A quality and quantity inspection certificate shall be provided by Party B when the equipment is delivered to Party A.

7.3 Upon arrival of the equipment at the destination, Party A shall, in accordance to the laws and rules and regulations of the People's Republic of China, request that the Import and Export Inspection Bureau (hereinafter as Inspection Bureau) to conduct an inspection. Parties A and B shall both be present at said inspection. Party A shall notify Party B ten days in advance about the inspection date and representative from Party B shall arrive at the inspection site of A on said inspection date. In the event Party B fails to show up on time or fails to send any representative to participate in the inspection, the Inspection Bureau shall continue inspection as scheduled and the result of which shall be notified by Party A to Party B and Party B shall acknowledge the result accordingly.

7.4 In the event the inspection finds any quality or quantity error, or any missing part that does not meet the requirements of this agreement, or any damage due to packaging, Party B shall within six weeks make compensation, or shall make repairs at its own cost. In the event that any damage is caused by Party A, Party B shall replace the damaged item as soon as possible, and the cost of replacement shall be paid by Party A.

7.5 In the event the inspection finds any serious quality or quantity problem of the equipment, Party A shall have the right to return the equipment or request compensation based on the provisions of Chapter IX.

7.6 The warranty period of the equipment shall be 12 months, commencing the date when the equipment is received and accepted. During the warranty period Party B shall be responsible for repairing the equipment if the damage of the equipment is caused by the defects of the equipment.

CHAPTER VIII - PACKAGING AND SHIPMENT

8.1 When packaging, Party B shall use a new and solid wood container with necessary measures taken to prevent moist, shock, rust and rough loading and unloading of the equipment to ensure that the package is suitable for long distance transportation.

      If the package material used is of the conifruticeta type, Party B shall provide proof that the material used has been fumigated.

      If the package material used is of the non-conifruticeta type, Party B shall provide description of the type of material used which will be used by Party A during the Custom process.

8.2   Packaging and Delivery Marks
      Party B shall mark with non-erasable paint at the four sides of the container such information as the number of the container, the size, gross weight, net weight, destination, receipt code, "face up", "handle with care", "no moist", "hoisting point" and "gravity point".

8.3   Shipment Information
      8.3.1 Within two days after shipping, Party B shall fax Party A the following information:
                  A. Date of Shipment, B. Port of Shipment, C. Port of Destination, D. Number, Name, Quantity, Weight, Total Weight and Size of the Container.

      8.3.2 Within two days after shipping, Party B shall send the following information to Party A via express mail:

                  A. Invoice, with specification of the name and the quantity of the merchandise;

                  B. Packaging Slip which specifies the number, size, weight of the container, and the name, quantity, net weight of the merchandise, and the date of shipment;

                  C.   Air way bill.

                  D. The inspection certificate provided by the manufacturer, as specified in Chapter VII.

                  E.   Insurance policy

CHAPTER IX - COMPENSATION AND PENALTY

9.1 In the event Party A, within 90 days upon the arrival of the equipment at the destination port, finds any disagreement of the specifications, quality and quantity of the equipment as specified in this contract, Party A shall, by presenting the inspection certificate of the Inspection Bureau, request compensation from Party B.

9.2 Party A shall assume the actual cost of overtime for any delay of installation and testing of the equipment caused by Party A.

9.3 In the event Party B fails to respond within 30 days after Party A makes its claim for compensation, it shall be considered that Party B accept the claim. In the event Party B presents a timely written dispute, both parties shall try to settle the dispute by negotiation. In the event the negotiation fails to settle the dispute, either party shall have the right, according to Article XI, request for arbitration.

9.4 Except for force majeure as specified in Provision 10.1, in the event the seller fails to deliver the merchandise on time according to the contract, Party A shall agree that Party B postpone delivery provided that Party B shall pay a penalty at 0.5% of the total cost for every delayed week but this penalty shall not exceed 5% of the total cost. In the event the delay of delivery exceeds ten weeks of the scheduled date, Party A shall have the right to terminate the contract and Party B shall still pay for the penalty for the actual delayed days.

9.5 Without written agreement of Party B, Party A cannot transfer the patent technology and licensing to any third party, nor Party A can duplicate the equipment of Party B. In the event Party A allows any third party to use said technology at its discretion, Party A shall pay Party B an amount of
      US$[     ] for violation of the contract. In the event Party A duplicates
      the technology of Party B, it shall pay Party B an amount of US$[      ]
      for defaulting the contract. Payment of this amount does not waive the right of Party B to prosecute against any third party or Party A for violation of rights.

CHAPTER X - FORCE MAJEURE

10.1 During the time of manufacturing or in the process of shipping, in the event of war, fire, flood, typhoon, earthquake or other force majeure acknowledged by both parties that causes Party B fail or delay to execute the provisions of this contract as schedule, Party B shall assume no liability. In the event of force majeure, Party B shall notify Party A immediately and shall within two weeks, send, via air mail, a government issued certificate to Party A confirming said force majeure.

10.2 When the force majeure vanishes, both parties shall negotiate whether to continue executing the contract.

CHAPTER XI - ARBITRATION

11.1 In the event there arises any dispute during the execution of this agreement or over this agreement and when both sides fail to settle the dispute by friendly negotiation, said dispute shall be brought for arbitration. The dispute shall be heard by the China International Economic and Foreign Trade Arbitration Committee, in Beijing, according to the procedures set by said committee.

11.2 The decision of the Arbitration Committee shall be final and shall have binding effect upon both parties. Arbitration fee shall be paid by the losing party.

11.3 During the period of arbitration, both parties shall continue to execute other non-disputed terms of the contract.

CHAPTER XII - GOVERNING LAWS AND VALIDATY

12.1 When executing this agreement, both Parties A and B shall comply with the laws and rules and regulations of the People's Republic of China.

12.2  This agreement shall become effective upon the date signed.

12.3 After this agreement becomes effective, both Parties A and B shall, if needed, discuss revisions to accommodate the practicalities of executing this agreement. These revisions shall become effective when signed by both parties. Neither party can amend the agreement on its own.

CHAPTER XIII - DOCUMENTS

13.1  This agreement shall be written in Chinese.

13.2  This agreement is signed in September, 2001.

13.3  This agreement contains four original copies.

PARTY A:
Bejing Bu Lu Dun High Tech Company Limited
Company Representative:
Signature: (signature)
September 3, 2001

PARTY B:
The American Pacific Aviation & Technology Corporation
Company Representative:
Signature: (signature)
September 3, 2001

Certain portions of this Exhibit have been omitted pursuant to a request for "Confidential Treatment" under Rule 24b-2 of the Securities and Exchange Commission. Such portions have been redacted and bracketed in the request and appear as [ ] in the text of this Exhibit. The omitted confidential information has been filed with the Securities and Exchange Commission.


APPENDIX 1




                  EQUIPMENT FUNCTION & TECHNICAL SPECIFICATIONS

List of Production Line Equipment and Laboratory Instruments Included in This Set of Production Line

-------------------------------------------------------------------------------------------------------
                Serial    Quantity              Name                  Model              Price
                 No.                        of Equipment               No.          (in US$10,000)
-------------------------------------------------------------------------------------------------------
Production       1          1          Hole Punch Machine            CICC-001              [  ]
Line             ---------------------------------------------------------------------------------------
                 2          3          Pick & Place With Module      CICC-002              [  ]
                                       Testing
-------------------------------------------------------------------------------------------------------
                 3          2          Ultrasonic Wire Implanting    CICC-003              [  ]
                                       (4)
-------------------------------------------------------------------------------------------------------
                 4          3          Welding With Inline Testing   CICC-004              [  ]
-------------------------------------------------------------------------------------------------------
                 5          2          Bonding Re-work Station       CICC-005              [  ]
-------------------------------------------------------------------------------------------------------
                 6          2          Tacker                        CICC-006             [   ]
-------------------------------------------------------------------------------------------------------
                 7          4          Lamination System             CICC-007              [  ]
-------------------------------------------------------------------------------------------------------
                 8          4          Cooling System                CICC-008              [  ]
-------------------------------------------------------------------------------------------------------
                 9          1          Card Punching Machine         CICC-009              [  ]
-------------------------------------------------------------------------------------------------------
Laboratory       10         1          Flexion & Torsion Test System OASYS                 [  ]
-------------------------------------------------------------------------------------------------------
                 11         1          Pull Tester                   MP5/230              [   ]
-------------------------------------------------------------------------------------------------------
                 12         1          Frequency Analyzer            DEME-3010,           [   ]
                                                                     DEWE-3010
-------------------------------------------------------------------------------------------------------
                                                                             Total: US$[         ]

HOLE PUNCH MACHINE

FUNCTION: Working with varied moulds, able to hole punch the [
                 ] films into varied location holes and module holes based on varied specifications, to be used for follow-up process. With automatic protection device that will automatically stop during exceptional cases.

SYSTEM SET: Two sets of three high precision moulds to be used for MOA2, MPS
modules (for hole punching [            ] materials and location holes
respectively), safety protection device, hole punch time controller.

MATERIAL SPECIFICATIONS:      Length x Width: [            ]
                              Thickness of Material: [         ]

PRODUCTION CAPACITY: [     ] cards/hour

SYSTEM PARAMETERS:

--------------------------------------------------------------------------------------
Hole punch pressure                                   [       ]
--------------------------------------------------------------------------------------
Punching process                                      [         ]
--------------------------------------------------------------------------------------
Punching Mould Foundation                             [            ]
--------------------------------------------------------------------------------------
Effective punching and area                           [                         ]
--------------------------------------------------------------------------------------
Punching precision                                    [               ]
--------------------------------------------------------------------------------------
Power Supply                                          [                         ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [      ]
--------------------------------------------------------------------------------------
Power                                                 [     ]
--------------------------------------------------------------------------------------
Frequency                                             [      ]
--------------------------------------------------------------------------------------
Electrical Machinery                                  [   ]
--------------------------------------------------------------------------------------
Hydraulic Pressure Oil Capacity                       [        ]
--------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------
Condensed Air Flow                                    [        ]
--------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------

PICK AND PLACE

FUNCTION: Pick and place the moulds into corresponding holes of the PVC, PC, PET and PETG films. The placement position can be adjusted and fixed by adhesives. With automatic protection device that can automatically turn off the machine in exceptional cases.

SYSTEM SET: Chip punched moulds (MOA2, MCC2, MPS modules), chip recognition sensor, high precision gluing system, Adept robot, Pentium 4 computer, LCD Monitor, interchangable drawer, safety protection device.

MATERIAL SPECIFICATIONS:      Length x Width: [            ]
                              Thickness of Material: [          ]

CONSUMPTION MATERIALS:        Adhesives, [                ]

PRODUCTION CAPACITY:          [   ] cards/hour/set (based on three rows of the
                              module tapes)

SYSTEM PARAMETERS:

--------------------------------------------------------------------------------------
Width                                                 [       ]
--------------------------------------------------------------------------------------
Thickness                                             [       ]
--------------------------------------------------------------------------------------
Height                                                [       ]
--------------------------------------------------------------------------------------
Weight                                                [      ]
--------------------------------------------------------------------------------------
Placement Area                                        [                         ]
--------------------------------------------------------------------------------------
Placement Precision                                   [      ]
--------------------------------------------------------------------------------------
Power Supply                                          [                         ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [      ]
--------------------------------------------------------------------------------------
Power                                                 [     ]
--------------------------------------------------------------------------------------
Frequency                                             [        ]
--------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------
Condensed Air Flow                                    [         ]
--------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------

WIRE IMPLANTING MACHINE

FUNCTIONS: Said machine uses the [
                    ] [                 ]ultrasound wire implanting head to
implant the enamel-insulated wire accurately into the PC, adhesive coated PET, PETG and PVC material and coil into a wire coil The position, size, shape, and the circles of coil can be set up by the computer. With automatic protection device that can automatically turn off the machine in exceptional cases.

SYSTEM SET: Second generation ultrasound wire implant head (with four implanting heads in each station), Adept robot, Pentium 4 computer, LCD monitor, interchangable drawer, safety protection device.

MATERIAL SPECIFICATIONS:  Length x Width: [            ]
                          Thickness of Material: [          ]

PRODUCTION CAPACITY:      [    ] cards/hour/set.

CONSUMPTION MATERIALS:    Ultrasound head: [       ] cards/head
                          Wire: [     ] cards/spool

SYSTEM PARAEMTERS:

--------------------------------------------------------------------------------------
Width                                                 [       ]
--------------------------------------------------------------------------------------
Thickness                                             [       ]
--------------------------------------------------------------------------------------
Height                                                [       ]
--------------------------------------------------------------------------------------
Weight                                                [      ]
--------------------------------------------------------------------------------------
Implanting Area                                       [                         ]
--------------------------------------------------------------------------------------
Power Supply                                          [                         ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [      ]
--------------------------------------------------------------------------------------
Power                                                 [     ]
--------------------------------------------------------------------------------------
Frequency                                             [        ]
--------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------
Condensed Air Flow                                    [         ]
--------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------

IC MODULE WELDING MACHINE

FUNCTIONS: Using the hot pressure welding method to weld the coil end enamel -insulated wire with the module chips. Outputs of the welding machine include constant power, constant electric current and constant voltage, with automatic compensation adjustment function. Adept robot can perform welding in any set position within the operation area. Welding strength normally should exceed [
     ], and minimum should be no less than [        ]. With automatic function
of polishing the chips. With automatic protection device. Able to turn off the machine automatically in exceptional cases.

SYSTEM SET: High precision electric current generator, Adept robot and its Vision System, hydraulic (illegible) system, Pentium 4 Computer, LCD Monitor, interchangable drawer, safety protection device.

MATERIAL SPECIFICATIONS:      Length x Width: [            ]
                              Thickness of Material: [         ]

CONSUMPTION MATERIALS:        Thermode: [      ] cards/piece

PRODUCTION CAPACITY:          [   ] cards/hour/station

SYSTEM PARAMETERS:

--------------------------------------------------------------------------------------
Height                                                [       ]
--------------------------------------------------------------------------------------
Width                                                 [       ]
--------------------------------------------------------------------------------------
Thickness                                             [       ]
--------------------------------------------------------------------------------------
Weight                                                [      ]
--------------------------------------------------------------------------------------
Welding Area                                          [                         ]
--------------------------------------------------------------------------------------
Power Supply                                          [                         ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [      ]
--------------------------------------------------------------------------------------
Power                                                 [     ]
--------------------------------------------------------------------------------------
Frequency                                             [        ]
--------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------
Condensed Air Flow                                    [         ]
--------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------

IC MODULE BONDING RE-WORK STATION

FUNCTIONS: Reworking the problematic pieces from the welding machine.

SYSTEM SET: High precision current generator.

SYSTEM PARAMETERS:

--------------------------------------------------------------------------------------
Height                                                [       ]
--------------------------------------------------------------------------------------
Width                                                 [       ]
--------------------------------------------------------------------------------------
Thickness                                             [       ]
--------------------------------------------------------------------------------------
Weight                                                [      ]
--------------------------------------------------------------------------------------
Power Supply                                          [                         ]
--------------------------------------------------------------------------------------
Maximum Electric Current                              [     ]
--------------------------------------------------------------------------------------
Power                                                 [      ]
--------------------------------------------------------------------------------------
Frequency                                             [        ]
--------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------
Condensed Air Flow                                    [         ]
--------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------

IC SMARTCARD LAMINATING MACHINE

FUNCTION: Able to laminate all card producing materials such as PC, PETG or PVC. The temperature can be adjusted by the PLC controller, with the capacity to control different segments in different time. Pressure can be adjusted by the computer, with the capacity to control and show different segments in different
time. With zero pressure control system. The minimum pressure is [         ].
With automatic protection device that can turn off the machine in exceptional cases.

SYSTEM SET: Cooling system, three separating rooms/stations, power heater, PLC control and display system, safety protection, over pressure and low pressure safety protection devices. Six laminating boxes, 12 laminating pads, and 66 laminating boards.

MATERIAL SPECIFICATIONS:      Length x Width:  [            ]
                              Scope of Thickness:     [          ]

PRODUCTION CAPAICTY:          [   ] cards/hour/station.

SYSTEM PARAMETERS:

--------------------------------------------------------------------------------------------
Height                                                [       ]
--------------------------------------------------------------------------------------------
Width                                                 [       ]
--------------------------------------------------------------------------------------------
Thickness                                             [      ]
--------------------------------------------------------------------------------------------
Weight                                                [      ]
--------------------------------------------------------------------------------------------
Size of Laminating Board                              [         ]
--------------------------------------------------------------------------------------------
Laminating Area                                       [                                    ]
--------------------------------------------------------------------------------------------
Power Supply                                          [                         ]
--------------------------------------------------------------------------------------------
Maximum Electric Current                              [       ]
--------------------------------------------------------------------------------------------
Power                                                 [      ]
--------------------------------------------------------------------------------------------
Frequency                                             [        ]
--------------------------------------------------------------------------------------------
Pressure                                              [                   ]
--------------------------------------------------------------------------------------------
Pressure Precision                                    [           ]
--------------------------------------------------------------------------------------------
Maximum Temperature                                   [       ]
--------------------------------------------------------------------------------------------
Temperature Control Precision                         [           ]
--------------------------------------------------------------------------------------------
Heater Board Thickness                                [     ]
--------------------------------------------------------------------------------------------
Heater Board Separation Distance1                     [     ]
--------------------------------------------------------------------------------------------
Stabilizing Board Surface Temperature Distribution    [             ]
--------------------------------------------------------------------------------------------
Condensed Air Pressure                                [    ]
--------------------------------------------------------------------------------------------
Condensed Air Flow                                    [        ]
--------------------------------------------------------------------------------------------
Condensed Air Conditions                              [                              ]
--------------------------------------------------------------------------------------------

COOLING SYSTEM

FUNCTION: Working with the laminating machine to form a closed cooling system for the provision of cooling effect.

SYSTEM SET: Low water level alarm device, constant temperature control pump.

SYSTEM PARAMETERS:

---------------------------------------------------------------------------
Height                                          [       ]
---------------------------------------------------------------------------
Width                                           [       ]
---------------------------------------------------------------------------
Thickness                                       [      ]
---------------------------------------------------------------------------
Weight                                          [      ]
---------------------------------------------------------------------------
Power Supply                                    [                        ]
---------------------------------------------------------------------------
Maximum Electric Current                        [            ]
---------------------------------------------------------------------------
Power                                           [       ]
---------------------------------------------------------------------------
Frequency                                       [        ]
---------------------------------------------------------------------------
Water Flow Volume                               [        ]
---------------------------------------------------------------------------
Buffer Tank Volume                              [         ]
---------------------------------------------------------------------------
Cooling Water Temperature                       [             ]
---------------------------------------------------------------------------

IC SMARTCARD CARD CUTTING MACHINE

FUNCTION: Automatically completing the location, cutting long pieces and punching cards. Based on different needs, able to punch white cards or printed cards. With the ability to correct deviation, placement error within the scope. With automatic protection device that will turn off the machine in exceptional cases.

SYSTEM SET: Automatic feeding system, touch screen, cutter knife, single card punching mould, safety protection device.

MATERIAL SPECIFICATIONS:    Standard Board Size:   [               ]
                            Thickness of Material:  [          ]

PRODUCTION CAPACITY:        [    ] cards/hour/station

SYSTEM PARAEMTERS

-------------------------------------------------------------------------------------
Height                                               [            ]
-------------------------------------------------------------------------------------
Width                                                [            ]
-------------------------------------------------------------------------------------
Thickness                                            [           ]
-------------------------------------------------------------------------------------
Weight                                               [       ]
-------------------------------------------------------------------------------------
Power Supply                                         [                         ]
-------------------------------------------------------------------------------------
Maximum Electric Current                             [      ]
-------------------------------------------------------------------------------------
Power                                                [     ]
-------------------------------------------------------------------------------------
Frequency                                            [        ]
-------------------------------------------------------------------------------------
Hole Punch Area                                      [                         ]
-------------------------------------------------------------------------------------
Card Punching Location Precision                     [             ]
-------------------------------------------------------------------------------------
Condensed Air Pressure                               [    ]
-------------------------------------------------------------------------------------
Condensed Air Flow                                   [          ]
-------------------------------------------------------------------------------------
Condensed Air Conditions                             [                               ]
-------------------------------------------------------------------------------------

APPENDIX 2



                           SPARE PARTS & WEARING PARTS

CARD PUNCHING MACHINE

------------------------------------------------------------------------------------------------
NO.                          QTY.                       Spare Parts' Specifications
------------------------------------------------------------------------------------------------
1                            1                         [              ]
------------------------------------------------------------------------------------------------
2                            1                         [              ]
------------------------------------------------------------------------------------------------
3                            1                         [                    ]
------------------------------------------------------------------------------------------------
4                            1                         [                  ]
------------------------------------------------------------------------------------------------
5                            1                         [                     ]
------------------------------------------------------------------------------------------------
6                            1                         [                              ]
------------------------------------------------------------------------------------------------
7                            1                         [               ]
------------------------------------------------------------------------------------------------
8                            1                         [            ]
------------------------------------------------------------------------------------------------
9                            1                         [              ]
------------------------------------------------------------------------------------------------
10                           2                         [             ]
------------------------------------------------------------------------------------------------
11                           1                         [                  ]
------------------------------------------------------------------------------------------------

MODULE  PLACEMENT MACHINE


------------------------------------------------------------------------------------------------
NO.                      QTY.                   Spare Parts' Specifications
------------------------------------------------------------------------------------------------
1                        24                     [         ]
------------------------------------------------------------------------------------------------
2                        30                     [           ]
------------------------------------------------------------------------------------------------
3                        3                      [                                ]
------------------------------------------------------------------------------------------------
4                        3                      [                                      ]
------------------------------------------------------------------------------------------------
5                        18                     [                 ]
------------------------------------------------------------------------------------------------
6                        3                      [       ]
------------------------------------------------------------------------------------------------
7                        3                      [                                        ]
------------------------------------------------------------------------------------------------
8                        3                      [                                          ]
------------------------------------------------------------------------------------------------
9                        12                     [                     ]
------------------------------------------------------------------------------------------------
10                       3                      [                   ]
------------------------------------------------------------------------------------------------
11                       3                      [                  ]
------------------------------------------------------------------------------------------------
12                       3                      [              ]
------------------------------------------------------------------------------------------------
13                       3                      [
                                                              ]
------------------------------------------------------------------------------------------------
14                       3                      [
                                                      ]
------------------------------------------------------------------------------------------------
15                       9                      [             ]
------------------------------------------------------------------------------------------------
16                       3                      [                           ]
------------------------------------------------------------------------------------------------
17                       9                      [                            ]
------------------------------------------------------------------------------------------------
18                       3                      [                   ]
------------------------------------------------------------------------------------------------
19                       3                      [                          ]
------------------------------------------------------------------------------------------------
20                       3                      [                       ]
------------------------------------------------------------------------------------------------
21                       3                      [                        ]
------------------------------------------------------------------------------------------------
22                       3                      [                            ]
------------------------------------------------------------------------------------------------
23                       3                      [                       ]
------------------------------------------------------------------------------------------------
24                       3                      [                           ]
------------------------------------------------------------------------------------------------
25                       3                      [                   ]
------------------------------------------------------------------------------------------------
26                       3                      [                                        ]
------------------------------------------------------------------------------------------------
27                       3                      [                   ]
------------------------------------------------------------------------------------------------
28                       60                     [        ]
------------------------------------------------------------------------------------------------

IC MODULE WIRE IMPLANTING MACHINE


------------------------------------------------------------------------------------------------
NO.                      QTY.                   Spare Parts' Specifications
------------------------------------------------------------------------------------------------
1                        12                     [         ]
------------------------------------------------------------------------------------------------
2                        20                     [           ]
------------------------------------------------------------------------------------------------
3                        2                      [                                ]
------------------------------------------------------------------------------------------------
4                        2                      [                                      ]
------------------------------------------------------------------------------------------------
5                        2                      [                 ]
------------------------------------------------------------------------------------------------
6                        2                      [       ]
------------------------------------------------------------------------------------------------
7                        2                      [                                        ]
------------------------------------------------------------------------------------------------
8                        2                      [                                          ]
------------------------------------------------------------------------------------------------
9                        6                      [                     ]
------------------------------------------------------------------------------------------------
10                       2                      [                   ]
------------------------------------------------------------------------------------------------
11                       2                      [                  ]
------------------------------------------------------------------------------------------------
12                       60                     [               ]
------------------------------------------------------------------------------------------------
13                       36                     [            ]
------------------------------------------------------------------------------------------------
14                       2                      [                 ]
------------------------------------------------------------------------------------------------
15                       2                      [                    ]
------------------------------------------------------------------------------------------------
16                       4                      [           ]
------------------------------------------------------------------------------------------------
17                       2                      [                        ]
------------------------------------------------------------------------------------------------
18                       2                      [                      ]
------------------------------------------------------------------------------------------------
19                       2                      [                                        ]
------------------------------------------------------------------------------------------------
20                       2                      [                   ]
------------------------------------------------------------------------------------------------
21                       16                     [    ]
------------------------------------------------------------------------------------------------

IC MODULE WELDING AND REW0RKING MACHINE



------------------------------------------------------------------------------------------------
NO.                      QTY.                   Spare Parts' Specifications
------------------------------------------------------------------------------------------------
1                        24                     [         ]
------------------------------------------------------------------------------------------------
2                        30                     [           ]
------------------------------------------------------------------------------------------------
3                        3                      [                                ]
------------------------------------------------------------------------------------------------
4                        3                      [                                      ]
------------------------------------------------------------------------------------------------
5                        18                     [                 ]
------------------------------------------------------------------------------------------------
6                        3                      [       ]
------------------------------------------------------------------------------------------------
7                        3                      [                                        ]
------------------------------------------------------------------------------------------------
8                        3                      [                                          ]
------------------------------------------------------------------------------------------------
9                        12                     [                     ]
------------------------------------------------------------------------------------------------
10                       3                      [                   ]
------------------------------------------------------------------------------------------------
11                       3                      [                  ]
------------------------------------------------------------------------------------------------
12                       3                      [                                ]
------------------------------------------------------------------------------------------------
13                       18                     [                         ]
------------------------------------------------------------------------------------------------
14                       9                      [               ]
------------------------------------------------------------------------------------------------
15                       3                      [                   ]
------------------------------------------------------------------------------------------------
16                       3                      [                      ]
------------------------------------------------------------------------------------------------
17                       180                    [              ]
------------------------------------------------------------------------------------------------
18                       18                     [            ]
------------------------------------------------------------------------------------------------
19                       3                      [                                        ]
------------------------------------------------------------------------------------------------
20                       3                      [                   ]
------------------------------------------------------------------------------------------------
21                       300                    [        ]
------------------------------------------------------------------------------------------------

IC MODULE LAMINATING MACHINE AND COOLING SYSTEM

------------------------------------------------------------------------------------------------
NO.                      QTY.                   Spare Parts' Specifications
------------------------------------------------------------------------------------------------
1                        132                    [                 ]
------------------------------------------------------------------------------------------------
2                        24                     [         ]
------------------------------------------------------------------------------------------------
3                        12                     [              ]
------------------------------------------------------------------------------------------------
4                        4                      [                 ]
------------------------------------------------------------------------------------------------
5                        60                     [    ]
------------------------------------------------------------------------------------------------
6                        36                     [                      ]
------------------------------------------------------------------------------------------------
7                        4                      [            ]
------------------------------------------------------------------------------------------------
8                        4                      [            ]
------------------------------------------------------------------------------------------------
9                        4                      [                 ]
------------------------------------------------------------------------------------------------
10                       12                     [             ]
------------------------------------------------------------------------------------------------
11                       20                     [         ]
------------------------------------------------------------------------------------------------
12                       40                     [          ]
------------------------------------------------------------------------------------------------
13                       40                     [       ]
------------------------------------------------------------------------------------------------
14                       20                     [        ]
------------------------------------------------------------------------------------------------
15                       4                      [            ]
------------------------------------------------------------------------------------------------
16                       4                      [            ]
------------------------------------------------------------------------------------------------
17                       8                      [              ]
------------------------------------------------------------------------------------------------
18                       4                      [         ]
------------------------------------------------------------------------------------------------
19                       16                     [                ]
------------------------------------------------------------------------------------------------
20                       4                      [                 ]
------------------------------------------------------------------------------------------------
21                       40 m                   [         ]
------------------------------------------------------------------------------------------------
22                       4                      [                  ]
------------------------------------------------------------------------------------------------
23                       4                      [       ]
------------------------------------------------------------------------------------------------

IC MODULE CARD PUNCHING MACHINE

------------------------------------------------------------------------------------------------
NO.                      QTY.                   Spare Parts' Specifications
------------------------------------------------------------------------------------------------
1                        1                      [                        ]
------------------------------------------------------------------------------------------------
2                        1                      [                  ]
------------------------------------------------------------------------------------------------
3                        1                      [                ]
------------------------------------------------------------------------------------------------
4                        1                      [        ]
------------------------------------------------------------------------------------------------
5                        3                      [      ]
------------------------------------------------------------------------------------------------
6                        1 set                  [                 ]
------------------------------------------------------------------------------------------------
7                        1 set                  [                             ]
------------------------------------------------------------------------------------------------
8                        5 m                    [    ]
------------------------------------------------------------------------------------------------
9                        1 set                  [                       ]
------------------------------------------------------------------------------------------------
10                       1 set                  [                       ]
------------------------------------------------------------------------------------------------
11                       1 set                  [               ]
------------------------------------------------------------------------------------------------
12                       1                      [            ]
------------------------------------------------------------------------------------------------
13                       1                      [       ]
------------------------------------------------------------------------------------------------
14                       1                      [        ]
------------------------------------------------------------------------------------------------
15                       1                      [                   ]
------------------------------------------------------------------------------------------------
16                       1 set                  [                  ]
------------------------------------------------------------------------------------------------

APPENDIX 3




                          TECHNICAL DOCUMENTATION LIST

Accompanied documentation include:


1.   Equipment Approval Certificate and Quality Certificate

2. Operation, Repair, Usage and Maintenance Manuals of Each Equipment (including laboratory instruments)

3.   Mechanical Assembly Illustrations

4.   Theoretical Illustration and Wiring Illustration of the Electric System

5.   Illustrations of Wearing Parts of the Equipment

6.   Backup copy of the accompanied software

7.   Backup copy of PLC Procedures

APPENDIX 4




                                    TOOL LIST

Appendix 5




                          EQUIPMENT ACCEPTANCE DETAILS

I.   GENERAL PRINCIPLES

Materials used during the Acceptance shall be PETG, which can demonstrate PC and PVC. Moulds used shall be moulds by Dai Tang Company. Production rate shall be based on arrangement of 4 x 8 cards. Acceptance shall be based on printed cards.

1.1 According to the Technical Agreement Appendix 1 "Equipment Functions and Technical Specifications", a test run of the equipment and its production capacity, and examination of the production acceptance rate shall be performed. If necessary, Party A shall, based on the Technical Agreement Appendix 1 and the ISO and IEC standards, and the actual demands of the project, request that additional test runs be performed.

1.2 If necessary, Party A shall, at the time of preliminary inspection and acceptance of the equipment upon delivery, request that Party B perform a second inspection according to the specifications of the "Equipment Inspection Details and Results".

1.3        Equipment items to be inspected shall include:

           o   Information and material accompanied with the equipment

           o   Appearance

           o   Equipment functions

           o   Equipment system

1.4        Inspection shall be performed in two stages:

           1.4.1 Preliminary inspection upon delivery of equipment

           1.4.2 Inspection and acceptance of the equipment

2.         METHODS AND PROCEDURES OF INSPECTION AND
           ACCEPTANCE

2.1        Preliminary Inspection of the Equipment

           To be performed in the shop of Party B. Items to be inspected include:

           o   Equipment functions

           o   Equipment system

2.1.1      Inspection of Equipment Functions

Hole Punch Machine

     a.    Consistency of the size and the location of the punch hole

     b.    Any adhesive debris found in the hole punch area

Pick and Place with Module

     a. Function of identifying and removing the unqualified modules (module illustration and explanation be provided before October 10)

     b. Smoothness of the hole punch and pick and place functions. Any blocking situations due to halting of these functions

     c.    Function of adjusting the placement of the module

     d.    Smoothness of auto feeding and receiving pieces

     e.    Trouble shooting alarming system

     f.    Proper operation of the equipment display system

Wire Implanting Machine

     a.    Whether the ultrasonic rate meets the standard of [      ]
           times/round

     b.    Adjustment of the position, size, forms and distance of the wire coil

     c. Inspection and record of the frequency of wire breaking during operation

     d.    Proper operation of the monitor system

     e.    Smoothness of auto feeding and receiving pieces

     f.    Trouble shooting alarming system

Welder

     a.    Inspect by samples, whether the pulling force meeting the standards
           [
                    ]

     b.    Whether the reader is able to check the success of the welding job

     c. When welding is not successful, whether the bad card marker is able to mark on the corresponding card

     d.    Function of auto polishing welded pieces

     e.    Proper operation of the monitor system

     f.    Adjustment and display functions of the power generator

     g.    Smoothness of auto feeding and receiving pieces

     h.    Automatic indication of replacement of welded pieces

     i.    Proper operation of the equipment display system

     j.    Trouble shooting alarming system

Laminator

     a.    Temperature control precision, when between [              ], should
           be less than [             ]; when between [               ], should
           be less than [             ]

     b.    Pressure control precision [          ]

     c. PLC device, and functions of adjusting the parameters of pressure, temperature, etc.

     d.    High temperature up to [       ]

     e. Whether machine will be automatically shut off when operation is not in compliance with rules

     f.    Proper operation of the display system of the equipment

     g.    Trouble shooting the alarming system

Card Punching Machine

     a.    Trouble shooting any layered pieces during the auto feeding process

     b. Smoothness of the punch card edge (Based on the ISO7810 standards, PC material excluded)

     c.    Computation function

     d.    Positioning precision [             ]

     e.    Trouble shooting alarming system

     f.    Proper operation of display system of the equipment

2.1.2  Preliminary Inspection of the Equipment System

       The stability, production capacity and production acceptance rate of the equipment shall be tested. Fake modules shall be used for steady operation for four hours, and real modules shall be used for two hours. Since the equipment includes separate machines, actual operation can be performed units by units.

       The four-hour operation using the fake modules and the two-hour operation using the real modules must be run continuously. The time spent in adjusting the software and technical parameters, and fixing the hardware problems during the test run period must be included in the operation time. Adjustment contents and frequency must be recorded. All products (excluding test products during the repair time) shall be included in the total production number. The one-time acceptance rate of the pick and place machine, wire implanting machine and the welding machine shall be at 98% or above. Each equipment shall produce 2500 cards/hour. The total acceptance rate of the final product shall be over 97%.

a. Inspect the Inspection Certificate (including inspection details and results) and Quality Certificate provided by Party B.

b.    Acceptance Rate of Production

      The following items and indices shall be used to inspect the acceptance rate of the products.

      (1) N1 Welding Acceptance Rate

      Multimeter shall be used to inspect the fake module card (those that are rejected must be specified with reasons). Reader shall be used to test the real module card.

      The computing acceptance rate shall be N1.

      (2) N2 Antenna Registration Acceptance Rate

      The index of Direction X (the direction of the long edge of the card)
      shall be [             ]; of Direction Y, [             ]. Inspect by
      sample, at [ ], of the hole punch cards. The computing acceptance rate shall be N2x and N2y.

      (3) N3 Punch Card Acceptance Rate (the inspected surface shall be the punch marked surface) That is the variation of the card's printed message center and the card geometry center. The index of Direction X (the
      direction of the long edge of the card) shall be [             ]; of
      Direction Y, [             ]. Inspect by sample, at [     ], of the hole
      punch cards. The computing acceptance rate shall be N3x and N3y.

      (4) N4 Punch Card Inclination Acceptance Rate The index shall be whether the long edge of the card is parallel to the level of the printed message. The level should extend to both ends. The distance of the two ending
      points toward the respective card edges shall be less than [      ].
      Inspect card by sampling, at [     ]. The computing acceptance rate
      shall be N4.

      (5) N5 Card Tilting Acceptance Rate

      The index shall be [    ] mm (excluding thickness of card, see ISO 7810).
      Inspect the punch card by samples, at [     ]. The computing acceptance
      rate shall be N5.

      (6) N6 Card Stripping Strength Acceptance Rate The index shall be [      ]
      Inspect [      ] pieces of punch card. The computing acceptance rate shall be N6.

    Total Acceptance Rate: N[u]1 x N[u]2 x N[u]3 x N[u]4 x N[u]5 x N[u]6 >= 97%.

2.3   Inspection and Acceptance of Equipment

      To be performed at the shop of Party A. Items to be inspected include:

      o    Information and material accompanied with the equipment

      o    Appearance

      o    Equipment functions

      o    Equipment system

2.3.1 INSPECTION OF THE INFORMATION AND MATERIALS

      ACCOMPANIED WITH THE QUIPMENT

      Verify with Appendix I of the Agreement, "List of Production Line Equipment and Laboratory Devices"

      Verify with Appendix 2 of the Agreement, "Equipment Parts and Consumption Parts"

      Verify with Appendix 3 of the Agreement, "List of Technical Documents"

      Verify with Appendix 4 of the Agreement, "List of Maintenance Tools"


      Verify with the approved raw materials provided by Party B for 54-hour test run operation use.

2.3.2 INSPECTION OF APPEARANCE

      Inspect the frame and the door. The structure of the equipment shall be solid and the door switches shall be acute.

      Inspect whether the equipment has been bumped or damaged. The cover of the cover shall be in perfect condition. The paint of the cover shall be bright and perfect. The plated surface of the conveyance section of the equipment shall be polished, bright, with no defects or rusty spots.

2.3.3 INSPECTION AND ACCEPTANCE OF THE EQUIPMENT FUNCTION

      Inspect the Inspection Certificate (including inspection details and results) and Quality Certificate provided by Party B.

      Inspect the equipment functions based on 2.1.1.

2.3.4 INSPECTION AND ACCEPTANCE OF THE EQUIPMENT SYSTEM

      Use fake modules for steady operation for six days, eight hours a day. Use real modules on the 7th day for six hours. Since the equipment includes separate machines, actual operation can be performed units by units.

      During the test run period, the time spent in adjusting the software and technical parameters, and fixing the hardware problems period shall be included in the operation time. Adjustment contents and frequency must be recorded. Between intervals during the test run period, for example, at noon or in the evening when the machine is turned off, no adjustment of software or repair of hardware shall be done. All products (excluding test products during the repair time) shall be included in the total production number. The one-time acceptance rate of the pick and place machine, wire implanting machine and the welding machine shall be at 98% or above. The total acceptance rate of the final product shall be over 97%.

a.    Computation of Production Capacity

      After test running 54 hours, the computed average production capacity shall meet the standard of 2500 cards/hour.

b.    Production Acceptance Rate

      Items and indices same as 2.1.2

c.    Schedules:

      1st to 6th day:

            a.m.  - using fake modules, operate the machine continuously for four hours

            p.m.  - using fake modules, operate the machine continuously for four hours

      The 7th day:

            Using the real modules, - using real module, operate the machine continuously for six hours

APPENDIX 6

                 PETG SPECIFICATIONS FOR ACCEPTANCE OF EQUIPMENT


1.  Specifications of the PETG material used during the 54 hour test run period:

-------------------------------------------------------------------------------------------------------
    Production Number          Thickness ( m)                 Size (MD x MD)            Quantity (kg)
-------------------------------------------------------------------------------------------------------
        White PETG                   [   ]                      [         ]                   600
-------------------------------------------------------------------------------------------------------
                                     [   ]                      [         ]                   600
-------------------------------------------------------------------------------------------------------
     Transparent PETG                 [  ]                      [         ]                   300
-------------------------------------------------------------------------------------------------------

2. Party B shall ensure that the quantity, performance index and technical support provided should be the same as provided to Ministry of Security Division I.